                    THE STRONG INTERNATIONAL STOCK FUND II

                      ANNUAL REPORT - DECEMBER 31, 1995


      [PHOTO OF FAMILY]         [GRAPHIC OF WORLD]           [BAR GRAPH]

                       DESIGNED TO SEEK CAPTIAL GROWTH
                       BY INVESTING PRIMARILY IN STOCKS
                          OF FOREIGN-BASED COMPANIES


                                [STRONG LOGO]

                                 STRONG FUNDS

                    THE STRONG INTERNATIONAL STOCK FUND II

                       ANNUAL REPORT - DECEMBER 31, 1995

                               TABLE OF CONTENTS

INVESTMENT REVIEW

      The Strong International Stock Fund II  . . . . . . . . . . . . . . .  2

FINANCIAL INFORMATION

      Schedule of Investments in Securities   . . . . . . . . . . . . . . .  4

      Statement of Operations   . . . . . . . . . . . . . . . . . . . . . .  5

      Statement of Assets and Liabilities   . . . . . . . . . . . . . . . .  5

      Statement of Changes in Net Assets  . . . . . . . . . . . . . . . . .  6

      Notes to Financial Statements   . . . . . . . . . . . . . . . . . . .  6

FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

REPORT OF INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . .  8

TOP FIVE HOLDINGS BY COUNTRY*
based on net assets as of 12-31-95

Japan                  21.56%

United Kingdom          6.93%

New Zealand             6.49%

Indonesia               6.16%

Italy                   5.85%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

*Excluding cash equivalents

THE STRONG INTERNATIONAL STOCK FUND II
-------------------------------------------------------------------------------
By investing primarily in the stocks of companies based outside the United States, the Strong International Stock Fund II pursues capital growth. The Fund provides convenient access to growth opportunities world-wide and, when added to a domestic portfolio, will increase diversification while providing the potential for higher returns compared to a U.S.- only portfolio.

INTERNATIONAL MARKETS
Following a turbulent first quarter, international stock markets became less volatile later in the year. The effects of the Mexican peso devaluation subsided, and the dollar turned the corner, strengthening substantially against the Japanese yen. The Japanese market also bounced back significantly, driven by renewed foreign buying as the government stimulated the country's economy and the yen weakened.




[GRAPHIC OF GLOBE]


These factors contributed to the Fund's total return of 2.61% since its inception on 10-20-95 through year-end.(1) The global markets as a whole, as measured by the MSCI EAFE(TM) Index, saw a gain of 4.91% for the same period.(2)

HIGHLIGHTING ASIA
Since the Fund's inception in October of this year, we have weighted the portfolio heavily toward Asia, where we see better long-term opportunities, strong growth, and moderate inflation. Many Pacific Basin countries boast fast-growing economies and feature markets with valuations between 15 and 20 times earnings. New Zealand, with its solid economic growth and under-control inflation, remains particularly attractive.

We have also invested the Fund more heavily in Japan, which we believe has begun to recover, aided by a weakened yen and efforts to correct its banking problems. One of the Fund's top performers to date has been Nomura Securities Company, Ltd., the leading Japanese stock-brokerage firm. At year end, 21.56% of the Fund was invested in Japanese securities--close to our benchmark of 25% to be invested in that country.

Several small- to mid-cap European companies have also been attractive additions to the Fund. Top performers to date include Gucci Group NV, an Italian manufacturer of fine leather goods, and De Rigo Spa, an Italian eyeglass frame maker. We have not found good value in larger European stocks since the Fund's inception, due to the continent's difficult macro-economic environment and continuing struggle toward a unified currency.

The Fund has tapped emerging markets, within reason, by diversifying into Latin America, Eastern Europe, Indonesia, Thailand, China, Malaysia, and New Zealand. At year-end, 23.8% of the Fund was invested in these emerging markets. As always, however, we retained our "bottom up" approach by attending to country weightings only after first identifying value in individual companies.

FIVE LARGEST STOCK HOLDINGS

based on net assets as of 12-31-95

Nomura Securities Co., Ltd. Brokerage & Investment 3.62%

                            Management

Mitsubishi Motors Corp.     Automobile             3.16%

Zodiac SA                   Leisure Product        2.59%

Nichiha                     Housing Related        2.51%

Keppel Corp., Ltd.          Conglomerate           2.47%

Please see the Schedule of investments in Securities for a complete listing of the Fund's portfolio.

CYCLE MAY BENEFIT LONG=TERM INVESTORS
At year end, assets under management in the Strong International Stock Fund II approached $2 million. The Fund held approximately 50 stocks, and short-term investments represented 16.1% of the Fund. As the Fund increases in asset size, it will more closely mirror the Strong International Stock Fund, hold more individual stocks, and carry a smaller cash reserve.

We believe the Fund was launched at an opportune time for international stocks. We are very optimistic about the prospects for international markets, especially in light of Wall Street's maturing bull market. Attention could return to the international markets in 1996 as investors who previously have kept their funds invested solely in U.S. stocks may be more inclined to plug into the faster growth rates in international and emerging markets. Shareholders should keep in mind, however, that the Fund is likely to be more volatile than a U.S.-only fund, due to changes in stock market conditions, currency values, interest rates, local regulations, and economic and political conditions. But given the value currently available in international markets, we believe foreign equities offer long-term investors an attractive opportunity.

We thank you for your support and look forward to earning your continued confidence.


                                  Sincerely,

                              /s/ Anthony L.T. Cragg

                                  Anthony L.T. Cragg
                                  Portfolio Manager

[Photo of Anthony L.T. Craig]



                   Growth of an assumed $10,000 Investment
                          From 10-20-95 to 12-31-95

The Strong International Stock Fund II          S&P 500 Stock Index             Morgan Stanley EAFE(R) Index
--------------------------------------          -------------------             -----------------------------
10-20-95        10000                           10-20-95        10000           10-20-95                10000
10-31-95        10090                           10-31-95        9902            10-31-95                9812
11-95           9950                            11-95           10337           11-95                   10085
12-95           10261                           12-95           10536           12-95                   10491

--------------------------------------------------------------------------------
This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(TM)"). Results include the reinvestment of all dividends and capital gains distributions. The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The MSCI EAFE(TM) Index is an unmanaged, market-capitalization weighted index generally representative of major overseas stock markets. MSCI EAFE(TM) Index data are dollar-adjusted. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing the performance quoted.

2  Source of index data: Micropal.

SCHEDULE OF INVESTMENTS IN SECURITIES                          DECEMBER 31,1995
--------------------------------------------------------------------------------

                                      SHARES OR         VALUE
                                      PRINCIPAL        (NOTE 2)
                                        AMOUNT      (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 83.9%
AUSTRALIA 4.3%
John Fairfax Holdings, Ltd.              17,000         $ 35
Novus Petroleum, Ltd. (b)                18,000           22
Sydney Aquarium, Ltd.                    11,200           22
                                                        ----
                                                          79

BRAZIL 1.4%
Telecommunicacoes Brasileiras S.A. ADR      530           25

CHINA 1.4%
The China Fund, Inc.                        800            9
EK Chor China Motorcycle Company, Ltd.    1,400           16
                                                        ----
                                                          25

FINLAND 1.4%
Pohjola Insurance Company 'B'             2,000           26

FRANCE 3.7%
Compagnie Generale des Eaux                 215           21
Zodiac SA                                   300           47
                                                        ----
                                                          68

HONG KONG 3.1%
CDL Hotels International, Ltd.           44,000           22
Peregrine Investments Holdings, Ltd.     26,000           34
                                                        ----
                                                          56

INDONESIA 6.2%
Astra International PT (Fgn Reg)          9,000           19
Bank Tiara Asia PT (Fgn Reg)             17,000           17
Semen Cibinong PT (Fgn Reg)              15,000           37
Tambang Timah PT GDR                      3,200           38
                                                         ----
                                                         111

ITALY 5.8%
De Rigo Spa ADR (b)                         900           20
Gucci Group NV (b)                          450           17
Pininfarina Spa                           4,400           38
Simint Spa (b)                           27,000           29
                                                         ----
                                                         104

JAPAN 21.6%
Chubu Steel Plate Company, Ltd. (b)       5,000           29
Diamond City Company                      5,000           38
Ishikawajima Harima Heavy Industries
Company, Ltd.                             7,000           29
Marubeni Corporation                      6,000           32
Mitsubishi Motors Corporation             7,000           57
Nichiha                                   2,000           45
Nippon Shinpan Company                    5,000           38
Nomura Securities Company, Ltd.           3,000           65
Ohmoto Gumi Company, Ltd.                 1,000           25
TOC Company, Ltd.                         3,000           30
                                                         ----
                                                         388

MALAYSIA 2.2%
Arab-Malaysian Corporation                3,000           11
IJM Corporation BHD 'A'                   5,000            8
Road Builder Holdings BHD (b)             6,000           21
                                                         ----
                                                          40

MEXICO 0.8%
Mexico Fund                               1,100           14

NETHERLANDS 4.8%
Ceteco Holding N.V.                         990           32
Koninklijke Boskalis Westminster N.V.     2,300           33
Philips Electronics N.V. ADR                600           22
                                                         ----
                                                          87

NEW ZEALAND 6.5%
Air New Zealand, Ltd. Class B             5,500           19
Evergreen Forests, Ltd. (b)              76,000           32
Guinness Peat Group PLC                  71,000           37
Shortland Properties, Ltd.               52,000           29
                                                        -----
                                                         117

NORWAY 1.3%
Tomra Systems A/S                         3,000           24

RUSSIA 2.0%
The Central European Growth Fund PLC     60,000           37


SINGAPORE 2.5%
Keppel Corporation, Ltd.                  5,000           45

                      See notes to financial statements.

                                                           Shares or         Value
                                                           Principal        (Note 2)
                                                            Amount        (In Thousands)
---------------------------------------------------------------------------------------
SOUTH KOREA 1.3%
Korea Electric Power Company ADR (b)                           850         $   23

SWITZERLAND 4.6%
Nestle AG                                                       40             44
SGS (Societe Generale de Surveillance) Holdings S.A.            20             40
                                                                           ------
                                                                               84

THAILAND 2.1%
Loxley PCL (Fgn Reg)                                           500             10
The Ruam Pattana Two Fund (Fgn Reg) (b)                     18,000             11
Sahaviriya Steel Industries PCL (b)                         12,000             16
                                                                           ------
                                                                               37
UNITED KINGDOM 6.9%
Allied Domecq PLC (b)                                        3,900             32
British Gas PLC                                              8,000             31
Cordiant PLC (b)                                            20,000             28
De La Rue PLC                                                2,800             28
Takare PLC                                                   2,000              6
                                                                           ------
                                                                              125
                                                                           ------
TOTAL COMMON STOCKS (COST $1,482)                                           1,515
CASH EQUIVALENTS (a) 34.6%
COMMERCIAL PAPER 1.4%
INTEREST BEARING, DUE UPON DEMAND
United States Cayman Eurodollar Call Deposit, 4.75%        $    25             25

TIME DEPOSITS 33.2%
UNITED STATES
Toronto Dominion Bank of Montreal Time Deposit,
  Due 01/02/96                                                 600            600
                                                                           ------
Total Cash Equivalents (Cost $625)                                            625
                                                                           ------
TOTAL INVESTMENTS IN SECURITIES
  (COST $2,107) 118.5%                                                      2,140
Other Assets and Liabilities, Net (18.5%)                                    (335)
                                                                           ------
NET ASSETS 100.0%                                                          $1,805
                                                                           ======

INDUSTRY DIVERSIFICATION                                                Percentage of
                                                                          Net Assets
Bank -- Money Center                                                         36.1%
Engineering & Construction                                                    8.5%
Conglomerate                                                                  8.1%
Automobile                                                                    7.2%
Brokerage & Investment Management                                             5.5%
Real Estate                                                                   5.4%
Media -- Publishing                                                           5.1%
Finance -- Miscellaneous                                                      4.3%
Food                                                                          4.2%
Closed--End Fund                                                              3.9%
Leisure Product                                                               2.6%
Housing Related                                                               2.5%
Steel                                                                         2.5%
Leisure Service                                                               2.4%
Metals & Mining                                                               2.1%
Paper & Forest Products                                                       1.8%
Retail -- Major Chain                                                         1.8%
Natural Gas Distribution                                                      1.7%
Shoe & Apparel Manufacturing                                                  1.6%
Insurance -- Multi-Line                                                       1.4%
Telecommunication Service                                                     1.4%
Electric Power                                                                1.3%
Machinery -- Miscellaneous                                                    1.3%
Household Appliance & Furnishings                                             1.2%
Oil -- International Integrated                                               1.2%
Consumer -- Miscellaneous                                                     1.1%
Airline                                                                       1.0%
Retail -- Specialty                                                           1.0%
Healthcare -- Patient Care                                                    0.3%
Other Assets and Liabilities, Net                                           (18.5%)
                                                                            -----
Total                                                                       100.0%
                                                                            =====

LEGEND

(a) Cash equivalents include any security which has a maturity of less than one year.

(b)  Non-income producing security.

All principal amounts and costs are stated in thousands. Percentages are stated as a percent of net assets.

                      See notes to financial statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Period from October 20, 1995 (inception) to December 31, 1995


INCOME:
  Dividends                                                  $      2,064
  Interest                                                          4,511
                                                             ------------
  Total Income                                                      6,575

EXPENSES:
  Investment Advisory Fees                                          2,075
  Custodian Fees                                                    1,534
  Shareholder Servicing Costs                                         159
  Reports to Shareholders                                             196
  Other                                                               397
                                                             ------------
  Total Expenses                                                    4,361
                                                             ------------
NET INVESTMENT INCOME                                               2,214

REALIZED AND UNREALIZED GAIN:
  Net Realized Gain on Investments                                  2,133
  Change in Unrealized Appreciation on Investments                 33,201
                                                             ------------

NET GAIN                                                           35,334
                                                             ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $     37,548
                                                             ============


STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
December 31, 1995

ASSETS:
  Investments in Securities, at Value (Cost of $2,106,976)   $  2,140,177
  Dividends and Interest Receivable                                 1,751
  Other                                                            12,095
                                                             ------------
  Total Assets                                                  2,154,023

LIABILITIES:
  Payable to Brokers for Securities Purchased                     346,317
  Accrued Operating Expenses and Other Liabilities                  2,693
                                                             ------------
  Total Liabilities                                               349,010
                                                             ------------
NET ASSETS                                                   $  1,805,013
                                                             ============
Capital Shares
  Authorized                                                  300,000,000
  Outstanding                                                     176,563

NET ASSET VALUE PER SHARE                                    $      10.22
                                                             ============


                      See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Period from October 20, 1995 (inception) to December 31, 1995

OPERATIONS:
  Net Investment Income                                             $    2,214
  Net Realized Gain                                                      2,133
  Change in Unrealized Appreciation                                     33,201
                                                                    ----------
  Increase in Net Assets Resulting from Operations                      37,548

CAPITAL SHARE TRANSACTIONS                                           1,774,607


DISTRIBUTIONS:
  From Net Investment Income                                            (2,214)
  In Excess of Net Investment Income                                    (4,928)
                                                                    ----------

TOTAL INCREASE IN NET ASSETS                                         1,805,013

NET ASSETS:
  Beginning of Period                                                        -
                                                                    ----------
  End of Period                                                     $1,805,013
                                                                    ==========


                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1995

1.    ORGANIZATION

      The Strong International Stock Fund II commenced operations on October 20, 1995, and is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.    SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      (A) Security Valuation - Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors.
            Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

            The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

      (B)   Federal Income and Excise Taxes and Distributions to
            Shareholders - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

            The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

      (C) Realized Gains and Losses on Investment Transactions - Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    ----------------------------------------------------------------------------
    December 31, 1995

        (D) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

        (E) Additional Investment Risk-- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

        (F) Other--Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.      NET ASSETS
        Net assets as of December 31, 1995 were as follows:


        Capital Stock                                   $1,774,607
        Undistributed Net Investment Loss                     (884)
        Undistributed Net Realized Loss                     (1,911)
        Net Unrealized Appreciation                         33,201
                                                        ----------
                                                        $1,805,013
                                                        ==========


4.      CAPITAL SHARE TRANSACTIONS
        Transactions in shares of the Fund for the period ended December 31, 1995 were as follows:


                                                         Shares    Dollars
                                                         ------    -------
        Shares Sold                                      242,355  $2,436,766
        Dividends Reinvested                                 700       7,142
        Shares Redeemed                                  (66,492)   (669,301)
                                                        --------  ----------
                                                         176,563  $1,774,607
                                                        ========  ==========


5.      RELATED PARTY TRANSACTIONS

        Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

6.      INVESTMENT TRANSACTIONS
        The aggregate purchases and sales of long-term securities for the period ended December 31, 1995 were as follows:


        Purchases                                       $1,761,095
        Sales                                              277,209

7.      INCOME TAX INFORMATION
        At December 31, 1995, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryover (expiring in 2003) for Federal income tax purposes were as follows:

        Aggregrate Investment Cost                      $2,106,976
                                                        ==========
        Aggregrate Unrealized:
          Appreciation                                  $   74,273
          Depreciation                                     (41,072)
                                                        ----------
                                                        $   33,201
                                                        ==========
        Capital Loss Carryover                          $    1,911
                                                        ==========

For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1995, which is designated as qualifying for the dividends-received deduction is 0.0%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following presents information relating to a share of capital stock of the Fund outstanding for the entire period.


                                                       1995 (a)
                                                       --------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.00

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
        Net Investment Income                             0.01
        Net Realized and Unrealized Gains on
          Investments                                     0.25
                                                          ----

TOTAL FROM INVESTMENT OPERATIONS                          0.26

LESS DISTRIBUTIONS
------------------
        From Net Investment Income                       (0.01)
        In Excess of Net Investment Income               (0.03)
                                                         -----

TOTAL DISTRIBUTIONS                                      (0.04)
                                                         -----

NET ASSET VALUE, END OF PERIOD                          $10.22
                                                        ======
Total Return                                             +2.6%

Net Assets, End of Period (In Thousands)                $1,805
Ratio of Expenses to Average Net Assets                   2.0%*
Ratio of Net Investment Income to Average Net Assets      1.0%*
Portfolio Turnover Rate                                  26.9%

  * Calculated on an annualized basis.
(a) Inception date is October 20, 1995. Total return and portfolio turnover rate are not annualized.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong International Stock Fund II

We have audited the accompanying statement of assets and liabilities of Strong International Stock Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1995, and the related statements of operations and changes in net assets, and financial highlights for the period from October 20, 1995 (inception) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance above whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong International Stock Fund II as of December 31, 1995 and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 20, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 8, 1996

                                [STRONG LOGO]

                       STRONG FUNDS DISTRIBUTORS, INC.
                                P.O. Box 2936
                          Milwaukee, Wisconsin 53201